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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 13, 2002



                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-13782                                          25-1615902
(Commission File Number)                       (IRS Employer Identification No.)



             1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA, 15148
                    (Address of Principal Executive Offices)


                                 (412)-825-1000
               (Registrant's Telephone Number Including Area Code)





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ITEM 5.    OTHER ITEMS.

         By press release dated December 13, 2002, Westinghouse Air Brake Technologies Corporation (the "Corporation") provided earnings guidance for fourth quarter 2002 and fiscal year 2003.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Not Applicable

           (b)  Not Applicable

           (c)  Exhibits.

           Exhibit 99.1     Westinghouse Air Brake Technologies
                            Corporation Press Release dated December 13,
                            2002 regarding the matter referenced in
                            Item 5.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WESTINGHOUSE AIR BRAKE
                                        TECHNOLOGIES CORPORATION
                                        (Registrant)


                                        By   /s/ Gregory T.H. Davies
                                           -----------------------------
                                           Gregory T.H. Davies
Date:  December 16, 2002                   President and Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION AND METHOD OF FILING
-------           --------------------------------

 99.1             Press Release dated December 13, 2002.